FORBEARANCE AGREEMENT AND RELEASE

     This Forbearance Agreement and Release ("Agreement") is made and entered into as of the 16th day of June 2003, by CHINATRUST BANK (U.S.A.), a California banking corporation ("Lender"), on the one hand, and I/OMAGIC CORPORATION, a Nevada corporation, ("Borrower"), on the other hand, with reference to the following facts:

                                    RECITALS

A. Borrower and Lender executed that certain Business Loan Agreement dated December 31, 2002 (together with any modifications thereof or amendments thereto, the "Loan Agreement"), pursuant to which, among other things, Lender agreed to make loans (individually and collectively, the "Loan") to Borrower in the aggregate maximum principal sum of $9,000,000.00.

B. The Loan is further evidenced by a promissory note dated April 9, 2001, executed by Borrower in favor of Lender, in the principal sum of $8,000,000.00 (together with any modifications, extensions or renewals thereof or amendments thereto, the "Note").

C. The obligations under the Loan are secured by all of Borrower's right, title, and interest in and to the personal property of Borrower ("Collateral") pursuant to a Commercial Security Agreement dated April 9, 2001, executed by Borrower in favor of Lender (together with any modifications thereof or amendments thereto, the "Security Agreement").

D. Hereinafter, the Loan Agreement, Note, Security Agreement and the documents and instruments executed in connection therewith or otherwise in connection with the Loan shall be referred to individually and collectively as the "Loan Documents."

E. Without limitation, the following Events of Default (the "Specified Defaults") have occurred under the Loan Agreement:

     1. Borrower's debt to equity ratio has exceeded the maximum of2.0 to 1.0; and

2. Borrower has failed to maintain an effective tangible net worth of at least $16,000,000.00 as of December 31,2002.

F.     Lender has notified Borrower of the Specified Defaults.

G. By reason of the Specified Defaults, Lender has the right to immediately commence enforcement of the terms of the Loan Documents. However, Borrower has requested Lender to forbear for a limited period of rime from enforcing the terms of the Loan Documents in order to provide Borrower additional time to repay the outstanding

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

obligations of Borrower to Lender under the Loan Documents. Lender has agreed to do so, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. RecitaIs. Recitals A through G are incorporated herein by this reference as are all exhibits and schedules, and the parties agree that the information recited above is true and correct. Except as specified herein, all of the terms and conditions of the Loan Documents, and each of them, shall remain in full force and effect. In the event of any conflict or inconsistency between the terms, conditions and provisions of this greement and the Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

2.     Acknowledgement
       ---------------

a. Borrower acknowledges that as of June 13, 2003, the Loan has an unpaid principal balance of $2,605,827.45 plus fees and costs, including, but not limited to, attorneys' fees incurred by Lender ("Loan Balance").

b. Borrower acknowledges that the total obligations and indebtedness of Borrower to Lender under the Loan Documents are immediately due and payable in full, and in consideration of the financial accommodations set forth herein, Borrower specifically, expressly and forever waives any and all offsets or defenses to the total indebtedness of Borrower to Lender under the Loan Documents, and Borrower expressly, specifically and forever waives any and all claim or claims against Lender and, therefore, Borrower specifically, expressly and forever waives any and all rights or theories on which to invoke or obtain legal or equitable relief, whether injunctive relief or otherwise, in order to abate, postpone or terminate enforcement by Lender of repayment of the obligations of Borrower under the Loan Documents, and specifically and forever waives and relinquishes any such right to legal or equitable relief to cause any such abatement, postponement or termination of enforcement proceedings.


c. Borrower acknowledges that even if Borrower remedies the Specified Defaults subsequent to this Agreement, Borrower is still obligated to pay off the Loan balance prior to the conclusion of the Forbearance Period because Borrower did not remedy the Specified Defaults during the applicable cure periods.


3. Reaffirmation. This Agreement is, in part, a reaffirmation of the obligations and indebtedness of Borrower to Lender as evidenced by the Loan Documents. Therefore, Borrower represents and warrants and covenants and agrees, that except as specified herein, all of the terms and conditions of the Loan Documents are in full force and effect, without waiver or modification of any kind whatsoever.

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

4.     Forbearance.
       -----------

a. At the request of Borrower, and subject to section 4.b. below and satisfaction of all conditions set forth in this Agreement, and so long as no Event of Default (as defined in section 11 herein) has occurred, Lender agrees to forbear, for the period commencing on the date of this Agreement and extending through and including October 15, 2003 (the "Forbearance Period"), from enforcing it rights and remedies under the terms of the Loan Documents by reason of the Specific Defaults. IT IS UNDERSTOOD AND AGREED THAT NOTWITHSTANDING (i) LENDER'S ACCEPTANCE OF ANY PAYMENTS PROVIDED FOR UNDER THIS AGREEMENT OR UNDER ANY OF THE LOAN DOCUMENTS, AND (ii) ANY OTHER ACTIONS CONTEMPLATED BY THIS AGREEMENT: (a) LENDER DOES NOT WAIVE ITS RIGHT TO COLLECT ALL AMOUNTS OWING TO LENDER UNDER THE NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, NOR WAIVE BORROWER'S DEFAULT(S) UNDER THE LOAN DOCUMENTS, NOR WAIVE LENDER'S RIGHT TO ENFORCE THE PAYMENT AND OTHER TERMS OF THE LOAN DOCUMENTS AS WRITTEN, AND ALL OF LENDER'S RIGHTS AND REMEDIES AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, THE RIGHTS OF FORECLOSURE. ACCELERATION OR OTHERWISE, (b) LENDER DOES NOT RESCIND THE SECURITY AGREEMENT, BY ACCEPTANCE OF ANY PAYMENTS, AND (c) LENDER DOES NOT EXTEND OR MODIFY, NOR INTEND TO EXTEND OR MODIFY, THE TERMS AND CONDITIONS OF ANY OF THE LOAN DOCUMENTS.

b. In addition to any other conditions set forth in this Agreement, Lender is willing to forbear during the Forbearance Period if and only if:

(1) Such forbearance is without waiver of any term, covenant, or condition to be performed or satisfied by Borrower pursuant to the Loan Documents;

(2) Borrower makes full, timely, and punctual performance of each of the matters hereinafter set forth and does not do or fail to do anything that would constitute a breach of this Agreement or the documents and instruments executed in connection with this Agreement, a further Event of Default under the Loan Agreement, or a further breach of any of the Loan Documents; and

(3)     All conditions precedent provided for herein are first satisfied.

c. Borrower acknowledges and agrees that but for Lender entering into this Agreement with Borrower, Lender would diligently pursue all of its rights and remedies under the Loan Documents, at law and in equity, against Borrower and/or the Collateral.

d. If an Event of Default occurs under any term, condition, or performance of this Agreement, the amount of the Loan Balance, plus accrued and

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

unpaid interest on the Note, plus any fees and costs, including, but not limited to attorneys' fees incurred subsequent to the effective date of this Agreement, will be immediately due and payable.

e. The obligations of Borrower to Lender shall continue to be secured by the Security Agreement.

f. Borrower shall make monthly payments of accrued interest on the unpaid principal balance of the Loan on the first (1st) day of each month., commencing June 1, 2003.

g. Borrower shall pay the entire principal balance of the Loan, plus any and all accrued and unpaid interest thereon, plus any and all fees and costs owed by Borrower to Lender on or before October 15, 2003.

5. Conditions to Forbearance. Lender's forbearance as set forth in section 4 above is conditioned upon the complete and timely satisfaction by Borrower of each of the following conditions:

a. Borrower's delivery to Lender of this Agreement, fully executed by JULY 14, 2003.

b. Borrower shall deliver to Lender any additional documents, assignments, agreements, reports, approvals, instruments, consents and/or financial statements that Lender may require, in its sole and absolute discretion, opinion and judgment, from time to time including, but not limited to, any memoranda to be recorded with respect to the forbearance provided herein.

c. Borrower has not filed a petition seeking reorganization of its debts to, or arrangements with, creditors or shall take advantage of any bankruptcy or insolvency laws, or shall become the subject of any bankruptcy, reorganization, receivership, custodianship or similar proceeding, and no court of competent jurisdiction has entered an order, order for relief or judgment approving a petition seeking reorganization, bankruptcy or liquidation or appointing a receiver, custodian, trustee or liquidator.

d. The Collateral shall not be further encumbered, conveyed, transferred or assigned, except as otherwise permitted pursuant to the Loan Documents.

e. Reimbursement to Lender by Borrower for the fees and costs, including reasonable attorneys' fees, title insurance costs, and recording fees, in the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby.

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

6.     Amendment of Loan Documents.
       ----------------------------

     Any and all references in any of the Loan Documents to the effect that Borrower is a California corporation or a corporation organized, existing and/or in good standing under the laws of the State of California are hereby amended to provide that Borrower is a Nevada corporation and is organized, existing and in good standing under the laws of the State of Nevada.

7.     Revival of Obligation
       ---------------------

a. Borrower acknowledges and agrees that in the event that the payment of money, this Agreement, or the grant of collateral should for any reason subsequently be declared to be "fraudulent" within the meaning of any state, federa1 or foreign law relating to fraudulent conveyances, preferential or otherwise voidable or recoverable, in whole or in part, for any reason, under the United States Bankruptcy Code or any other federal, foreign or state law (collectively referred to herein as "Voidable Transfer"), and Lender is required to pay or restore any such Voidable Transfer; or any portion thereof, then as to that which is repaid or restored pursuant to any such Voidable Transfer (including all costs, expenses and attorneys' fees of Lender related thereto, including without limitation, relief from stay or similar proceedings), the liability of Borrower shall automatically be revived, reinstated and restored to the extent thereof, and shall exist as though such Voidable Transfer had never been made to Lender.

b.     Nothing set forth herein is an admission that such Voidable
Transfer has occurred. Borrower expressly acknowledges that Lender may rely upon advice of counsel, and if so advised by counsel, may, in the exercise of Lender's sole opinion and judgment, settle, without defending, any action to void any alleged Voidable Transfer, and that upon such settlement, Borrower shall again be liable for any deficiency resulting from such settlement as provided in this Agreement.

8.     Further Acknowledgement
       -----------------------

     Borrower acknowledges and agrees that but for Lender entering into this Agreement with Borrower, Lender would have diligently pursued all of its rights and remedies under the Loan Documents, at law and in equity, against Borrower. As an additional inducement to and material consideration for Lender agreeing to the modifications and extension provided in this Agreement, Borrower agrees that in the event a Bankruptcy or Judicial Action (as hereinafter defined in this section 8) is commenced which subjects Lender to any stay in the exercise of Lender's rights and remedies under the Loan Documents including, but not limited to, the automatic stay imposed by section 362 of the United States Bankruptcy Code (individually and collectively, "Stay"), then Borrower irrevocably consents and agrees that such Stay shall automatically be lifted and released against Lender, and Lender shall thereafter be entitled to exercise all of its rights and remedies against Borrower under the Loan Documents. Borrower acknowledges that Borrower is knowingly, voluntarily, and intentionally waiving Borrower's rights to any Stay and agrees that the benefits provided

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

to Borrower under the terms of this Agreement are valuable consideration for such waiver. As used in this section 8, the term "Bankruptcy or Judicial Action" shall mean any voluntary or involuntary case filed by or against Borrower under the United States Bankruptcy Code, or any voluntary or involuntary petition in composition, readjustment, liquidation, or dissolution, or any state and federal bankruptcy law action filed by or against Borrower, any action where Borrower is adjudicated as bankrupt or insolvent, any action for dissolution of Borrower, or any action in furtherance of any of the foregoing, or any other action, case, or proceeding that has the effect of staying (or in which a stay is being obtained against) the enforcement by Lender of its rights and remedies under the Loan Documents. Borrower further acknowledges and agrees that:

a. The recital of facts contained in this Agreement is true and correct;

b. Borrower possesses the Collateral and the Collateral described in the Loan Documents is subject to Lender's perfected security interests and liens therein;

     c. Borrower is in default and is continuing in default under the Loan Documents;

     d. Lender's agreement to forbear on the terms and conditions of this Agreement and to accept and apply the payments required hereunder or under any of the Loan Documents shall not constitute a cure or waiver of any default hereunder or under the Loan Documents or a waiver or impairment of any of Lender's rights hereunder or under the Loan Documents, and Lender shall not, by any action, inaction, or by this Agreement, be deemed to have waived Borrower's obligation to cure any of Borrower's defaults under the Loan Documents;

e. The execution, delivery and performance of this Agreement shall not constitute an amendment or modification of any of the Loan Documents or, except as specifically provided in this Agreement, an extension of the maturity of the Note, but shall instead merely set forth the terms and conditions pursuant to which Lender shall forbear from enforcing its rights under the Loan Documents;

f. Neither Lender's acceptance nor application of any payment made by Borrower pursuant to this Agreement or any of the Loan Documents shall constitute a cure or waiver of Borrower's defaults under the Loan Documents;

g. Lender expressly reserves its rights to pursue its remedies under the Loan Documents (without notice to Borrower, other than as required under applicable law or the terms of the Loan Documents);

h. Notwithstanding Lender's acceptance of the payments provided for in this Agreement or under the Loan Documents, Lender has not and does not waive its right to collect the full balance of the Note from Borrower, nor waive Borrower's defaults under the Loan Documents, nor waive Lender's rights to enforce, at such time as the Forbearance Period has terminated, the payment and other terms of the Loan Documents

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

as written, and all of Lender's rights and remedies at law or in equity, including, but not limited to, the right of foreclosure, acceleration or otherwise; and


i. Borrower hereby expressly acknowledges and agrees that the Loan Documents are valid, binding and enforceable and of continuing effect, and Borrower hereby waives and relinquishes any right to challenge the validity or legally binding effect of the Loan Documents, including, but not limited to the Security Agreement, whether in a civil action or in a Bankruptcy or Judicial Action.


9. Representations and Warranties. Borrower represents and warrants to Lender, and Lender is relying thereon, as follows:

a. This Agreement and the documents and instruments executed in connection with this Agreement constitute legal, valid, and binding obligations of Borrower to Lender;

b. There are no actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower in relation to its obligations to Lender, or involving the validity or enforceability of this Agreement or the Loan Documents, the ability of Borrower to perform its obligations to Lender under the Loan Documents, or the priority of any liens thereof, at law or in equity, or before or by any governmental entity;

c. This Agreement and the releases contained herein are intended to be fina1 and binding among the parties hereto, and Lender may expressly rely on the finality of this Agreement as a substantial, material factor inducing that party's execution of this Agreement;

d. Except as acknowledged by Borrower herein, no event has occurred or is continuing that constitutes a default of this Agreement or a further default under the Loan Documents or that would constitute a default but for the requirement that notice be given or time elapse, or both;

e. Borrower is a Nevada corporation, in good standing and duly organized and existing under the laws of the State of Nevada. Each person executing this Agreement and the documents and instruments executed in connection with the Agreement in a representative capacity has been duly authorized to execute said documents and instruments by all appropriate action and is empowered to do so;

f. Lender's security interest in all of the security for the obligations evidenced by the Loan Documents are valid, perfected and are not subject to avoidance, elimination or reduction in any manner whatsoever;

g. The representations, warranties and agreements set forth herein shall be cumulative and in addition to any and all other representations, warranties and

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

agreements which Borrower gives or causes to be given to Lender, either now or hereafter.

10.     Reservation of Rights.
        ----------------------

     Except as provided in this Agreement, Lender specifically reserves all of its rights, interests and remedies at law or in equity or otherwise with respect to, in connection with or relating to the Loan Documents and any other agreements, instruments, facts or matters relating to any of the foregoing. This reservation of rights is not intended and shall not be construed as exclusive.


11. Events of Default. In addition to any further default under the Loan Documents, each of the following shall be deemed an Event of Default hereunder:

a. Failure of Borrower to pay when due any payment required to be made by Borrower pursuant to this Agreement or the documents and instruments executed in connection with this Agreement;

b. Default by Borrower in the performance of any term, condition, covenant, or agreement contained in this Agreement;

c. Default by Borrower in the performance of any term, condition, covenant or agreement contained in any of the Loan Documents;

d. Any representation or warranty made by Borrower hereunder or under the Loan Documents or the documents and instruments executed in connection with this Agreement, shall prove to be at any time incorrect in any respect;

e. Failure of Borrower to provide Lender with any reports, information, financial statements, documents or instruments required under this Agreement, the Loan Documents or the documents or instruments executed in connection with this Agreement;


f. The filing of any lawsuit or other legal action by or against Borrower challenging: (i) the existence or priority of Lender's security interests; or (ii) the enforceability or validity of this Agreement or any of the Loan Documents; or


g. If Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct any material part of its business affairs.

12.     Remedies on Default.
        --------------------

a. If an Event of Default occurs which is not cured (if curable) within five (5) calendar days after the date Lender gives written notice to Borrower specifying such Event of Default, then, at the option of Lender, in the sole and absolute discretion, opinion and judgment of Lender, the Forbearance Period shall be immediately terminated

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and the entire unpaid obligations and indebtedness of Borrower to Lender in the amount of the Loan Balance, plus all accrued interest unpaid thereon, at the default rate of interest, if any, provided in the Note, and all other amounts payable thereunder, shall be immediately due and payable, without presentment, demand, protest or notice of any kind whatsoever, all of which are expressly waived by Borrower. Lender may immediately enforce payment of all obligations and indebtedness of Borrower to Lender and exercise all remedies granted to Lender under the Loan Documents, this Agreement and/or as otherwise available to Lender, at law or in equity.

b. The rights and remedies of Lender hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind by Lender of any breach or default hereunder, or waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

12. No Joint Venture, Management and Control. Notwithstanding any provision of this Agreement and/or of the Loan Documents:

a. Lender is not and shall not be construed to be a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or any other person;

b. Lender shall not be deemed responsible to perform or participate in any acts, omissions, or decisions of Borrower; and

c. Borrower does not have any claims, causes of action or defenses to its obligations to Lender based on any allegations of management or control exercised by Lender. Borrower acknowledges and agrees that Lender does not manage or control Borrower in any way.

14.     Release of Lender.
        ------------------

a. Except for the obligations of Lender under this Agreement, Borrower (for purposes of this section 14 only. "Releasor"), for itself, and Releasor's successors and assigns, and each of them, shall and does hereby forever relieve, release and discharge Lender, and its successors, assigns, past and present attorneys, accountants, representatives, affiliates, parents, partners, officers, directors, employees and stockholders, jointly and severally, from any and all claims, debts. liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, from the beginning of time through the date of this Agreement, including, without limitation, those based upon, arising out of, appertaining to, or in connection with any of the matters or facts alleged or set forth in Recitals A through G, inclusive, the lending relationship between Lender and Releasor, and any and all real and personal property collateral, jointly and severally.
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

b. As to the matters released herein, Releasor expressly waives any and all rights under section 1542 of the Civil Code of the State of California, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

c. Releasor expressly waives and releases any right or benefit which it has or may have under section 1542 of the Civil Code of the State of California, and any similar statute, code, law and/or regulation of the United States, or any state thereof, to the full extent that it may waive all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, Releasor acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true. Nevertheless, it is the intention of Releasor to fully, finally and forever release all such matters, and all claims relative thereto, which now exist, may exist, or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

d. In entering into the release provided for in this Agreement, Releasor recognizes that no facts or representations are ever absolutely certain; accordingly, Releasor assumes the risk of any mistake, and if it should subsequently discover that any understanding of the facts or of the law was incorrect, Releasor shall not be entitled to set aside this release by reason thereof, regardless of any mistake of fact or law.

e. Releasor is the sole and lawful owner of all right, title and interest in and to every claim and other matter which it purports to release herein, and it has not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters herein released. Releasor shall and hereby does indemnify, defend and hold Lender harmless from and against any claims, liabilities, actions, causes of action, demands, injuries, damages, costs, and expenses (including, but not limited to, attorneys' fees), based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, or any claims or other matters released herein.


15.     Miscellaneous.
        --------------

a. This Agreement is not a novation, nor is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers, or rights set forth in the Loan Documents, except as set forth herein.

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

b. The execution and delivery by Borrower of this Agreement and the performance by Borrower of all of its obligations hereunder have been duly authorized by all necessary action and do not and will not:


(1) Requjre any consent or approval not heretofore obtained of any other person holding any interest or entitled to receive any interest issued or to be issued by Borrower, or otherwise;


(2) Result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others or any encumbrance of any nature (other than under this Agreement or the Loan Documents) upon or with respect to any property now owned or leased or hereafter acquired by Borrower;


(3) Violate any provision of any laws, or of any order, writ, judgment, injunction, decree, determination or award; and

(4) Result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which any of its property is bound or affected.

c.     Borrower further represents and warrants as follows:

(1) Borrower has received, or has had the opportunity to receive, independent legal advice from attorneys of its choice with respect to the advisability of executing this Agreement and prior to the execution of this Agreement by Borrower, its attorneys reviewed this Agreement and discussed the Agreement with Borrower and have made all desired changes;

(2)     Except as expressly stated in this Agreement, neither
Lender nor any other person or entity has made any statement or representation to Borrower regarding facts relied upon by Borrower;

(3) Borrower does not rely upon any statement, representation or promise of Lender or any other person or entity in executing this Agreement except as expressly stated in this Agreement;

(4)     The terms of this Agreement are contractual and not a mere recital;

(5) This Agreement has been carefully read by, the contents hereof are known and understood by, and it is signed freely by Borrower; and

(6) This agreement and the releases contained herein are intended to be final and binding against Borrower, and Borrower acknowledges that
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                                       11

Lender is expressly relying on the finality of this Agreement as a substantial, material factor inducing Lender's execution of this Agreement. Borrower has the full right and authority to enter into this Agreement, and the officer, agent or other representative executing this Agreement on behalf of Borrower bas the full right and authority to fully commit and bind it to this Agreement.


d. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

e. No failure or delay on the part of Lender in the exercise of any right, power, or privilege hereunder or under the documents or instruments referred to herein shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude a further exercise of any right, power, or privilege.

f. This Agreement and the Loan Documents and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California. Borrower hereby submits to the jurisdiction of the courts of Los Angeles County, California, whether state or federal.

g. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower's rights hereunder are not assignable without the prior written consent of Lender, which consent Lender may give or withhold in its sole and absolute opinion and judgment.

h.     Expenses and Fees.

(1) Borrower shall reimburse Lender for Lender's fees, costs, and expenses including, without limitation, reasonable attorneys' fees, in connection with the negotiation, preparation, and administration of this Agreement and the Loan Documents.

(2) In the event that Lender employs attorneys to remedy, prevent, or obtain relief from a breach or default of this Agreement or the Loan Documents, arising out of a breach or default of this Agreement or the Loan Documents or in connection with or contesting the validity of this Agreement or the Loan Documents, any of the terms, covenants, provisions, and all conditions hereof or thereof, or any of the matters referred to herein or therein or in connection with any Bankruptcy or Judicial Action, Lender shall be entitled to be reimbursed for all of its reasonable attorneys' fees, whether or not suit is filed and including, without limitation, those incurred in each and every action, suit, or proceeding, including any and all appeals and petitions therefrom and all fees and costs incurred by Lender.

i. This Agreement may be modified or amended only by written agreement duly executed by the parties to this Agreement.

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

j. This Agreement and the Loan Documents constitute a single, integrated written contract expressing the entire agreement of the parties hereto relative to the subject matter hereof. No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any party hereto with respect to the subject matter hereof, except as specifically set forth in this Agreement or the Loan Documents.


k. If any provision of this Agreement is found to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provisions shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by severance from this Agreement.

1. The parties represent and warrant that all of the waivers, warranties, and promises set forth in this Agreement are made after an opportunity to consult with legal counsel of their choosing and with an understanding of their significance and consequence and that they are reasonable.

m. The parties hereto expressly acknowledge and agree that time is of the essence and that all deadlines and time periods provided for under this Agreement are ABSOLUTE AND FINAL.

n. This Agreement may be executed and delivered in two or more counterparts, each of which, when so executed and delivered, shall be an original, and such counterparts together shall constitute but one and the same instrument and agreement, and the Agreement shall not be binding on any party until all parties have executed it.

o. To the extent that any term, provision or condition of any of the Loan Documents conflict with this Agreement, the term, provision or condition of this Agreement shall control.

p. Any notice required to be given hereunder shall be given at the address or facsimile telephone number set forth across from the signature of each party hereto. Any notice given by U.S. mail shall be deemed given no later than three (3) days after placed in the U.S. mail; any notice given by facsimile, messenger or hand delivery, when sent; and any notice by overnight mail service such as Federal Express, the following day.


                      [This Space Intentionally Left Blank]

                                                                          /s/ GM
                                                                          /s/ TS

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     IN WITNESS WHEREOF, the parties hereto have approved and executed this
Agreement as of the date and year first written above.

CHINATRUST BANK (U.S.A.),                 Address:
A California banking corporation          22939 Hawthorne Boulevard
                                          Torrance, California 90505
                                          Attn: Glenn Murakami
By:  /s/ Glenn Murakami                   Telephone No.: (310) 791-2828
Name: Glenn Murakami                      Facsimile No.: (310) 791-8398
Title: Vice President


I/OMAGIC CORPORATION                      Address:
A Nevada corporation                      1300 Wakeham Avenue
                                          Santa Ana, California 92705
                                          Attn: Tony Shahbaz
By:  /s/ Tony Shahbaz                     Telephone No.: (714) 953-3000
Name: Tony Shahbaz                        Facsimile No.: (714) 648-0111
Title: President


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